SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                        Date of Report: October 20, 2003

                       Kronos Advanced Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)



              Nevada                   000-30191                 87-0440410
              ------                   ---------                 ----------
   (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)



     464 Common Street, Suite 301, Belmont, Massachusetts           02478
     ----------------------------------------------------           -----
           (Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code:  (617) 993-9965
                                                     --------------

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         99.1 Letter to Shareholders of Kronos Advanced Technologies, Inc., a Nevada corporation (the "Company"), dated October 20, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         The Company intends to mail a letter to its shareholders with respect to its accomplishments over the past twelve months and its prospects for 2004. The letter is attached hereto as Exhibit 99.1. This letter to the Company's shareholders includes forward-looking statements, including statements regarding, among other things: (a) the growth strategies of the Company; (b) anticipated trends in the Company's industry; (c) the Company's future financing plans; and (d) the Company's ability to obtain financing and continue operations. In addition, when used in this filing, the words "believes," "anticipates," "intends," "in anticipation of," and similar words are intended to identify certain forward-looking statements. These forward-looking statements are based largely on the Company's expectations and are subject to a number of risks and uncertainties, many of which are beyond the Company's control. Actual results could differ materially from these forward-looking statements as a result of changes in trends in the economy and the Company's industry, reductions in the availability of financing and other factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this filing will in fact occur. The Company does not undertake any obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect any future events or circumstances.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KRONOS ADVANCED TECHNOLOGIES, INC.



Date:    October 21, 2003          By:    /s/ Daniel R. Dwight
                                      -----------------------------------------
                                   Name:  Daniel R. Dwight
                                   Its:   Chief Executive Officer and President

                                       3